EXHIBIT 10.23
REGISTRATION RIGHTS AGREEMENT
by and among
EM ACQUISITION CORPORATION,
GS CAPITAL PARTNERS V FUND, L.P.,
GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.,
GS CAPITAL PARTNERS V GmbH & Co. KG,
GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.,
PROVIDENCE EQUITY PARTNERS V L.P.,
PROVIDENCE EQUITY PARTNERS V-A L.P.,
PROVIDENCE EQUITY PARTNERS IV L.P.,
PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.
and
THE OTHER SHAREHOLDERS THAT ARE SIGNATORIES HERETO
Dated as of June 1, 2006

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		Page
4.9	Headings	28

4.10	Counterparts	28

4.11	Severability	28

4.12	Specific Performance	28

4.13	Further Assurances	28

4.14	No Inconsistent Agreements	29

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     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 1, 2006, by and among EM Acquisition Corporation, a Pennsylvania corporation (“Merger Co” and the “Company”), GS Capital Partners V Fund, L.P., a Delaware ]united partnership (“GSCP”), GS Capital Partners V Offshore Fund, L.P., a Cayman Islands exempted limited partnership (“GSCP Offshore”), GS Capital Partners V GmbH & Co. KG, a limited partnership formed under the laws of the Federal Republic of Germany (“GSCP Germany”), GS Capital Partners V Institutional, L.P., a Delaware limited partnership (“GSCP Institutional”, collectively with GSCP, GSCP Offshore and GSCP Germany, the “GSCP Parties”), Providence Equity Partners V L.P., a Delaware limited partnership (“Providence”), Providence Equity Partners V-A L.P., a Delaware limited partnership (“Providence-A”), Providence Equity Partners IV L.P., a Delaware limited partnership (“Providence-IV”), Providence Equity Operating Partners IV L.P., a Delaware limited partnership (“Providence Operating-IV”, collectively with Providence, Providence-A, Providence-IV, the “Providence Parties”), and the other Persons listed on the signature pages hereto.
W I T N E S S E T H:
     WHEREAS, Merger Co and Education Management Corporation, a Pennsylvania corporation (“EMC”), entered into an Agreement and Plan of Merger, dated as of March 3, 2006 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Merger Co will merge with and into EMC (the “Merger”), with EMC continuing as the surviving corporation (in that capacity, the “Surviving Corporation”) and succeeding to and assuming all the rights and obligations of the Company hereunder (and, from and after the Merger, all references herein to the Company shall be deemed to be references to EMC in its capacity as the Surviving Corporation);
     WHEREAS, simultaneously with the execution and delivery of this Agreement, Merger Co is issuing to the GSCP Parties, the Providence Parties and other investors, and the GSCP Parties, the Providence Parties and other investors are purchasing from the Company shares of common stock, par value $0.01 per share of Merger Co (“Merger Co Common Stock”), pursuant to Subscription Agreements dated as of the date of this Agreement (the “Subscription Agreements”);
     WHEREAS, pursuant to the Merger, each outstanding share of Merger Co Common Stock will be converted into one share of Common Stock (as defined below);
     WHEREAS, Merger Co, the GSCP Parties, the Providence Parties and other investors are parties to that certain Shareholders’ Agreement, dated as of June 1, 2006, as amended from time to time (the “Shareholders’ Agreement”), establishing and setting forth their agreement with respect to certain rights and obligations associated with the ownership of shares of capital stock of the Company and certain arrangements relating to the management of the Company; and
     WHEREAS, in connection with entering into the Merger Agreement and the Shareholders’ Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereby agree as follows:
     Section 1. Certain Definitions. As used herein, the following terms shall have the following meanings:
     “Additional Piggyback Rights” has the meaning ascribed to such term in Section 2.2(b).
     “Affiliate” means (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) with respect to any individual, the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such Person, or the spouse thereof and any trust, limited liability company, limited partnership or private foundation for such Person or for the benefit of any of the foregoing, provided, however, that, for purposes hereof, (a) each GSCP Party shall be deemed to be an Affiliate of every other GSCP Party, (b) each Providence Party shall be deemed to be an Affiliate of every other Providence Party, and (c) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.
     “Agreement” means this Registration Rights Agreement, as this agreement may be amended, modified, supplemented or restated from time to time after the date hereof.
     “Board” means the board of directors of the Company.
     “Business Day” shall mean a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York are authorized or required by law to close.
     “Claims” has the meaning ascribed to such term in Section 2.9(a).
     “Common Stock” means the common stock, par value $0.01 per share, of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of common stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.
     “Common Stock Equivalents” means, with respect to any Person, securities convertible into, or exchangeable or exercisable for, shares of capital stock or other equity securities of such Person (including, without limitation, any note or debt security convertible into or exchangeable for shares of capital stock or other equity securities of such Person).
     “Company” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Demand Exercise Notice” has the meaning ascribed to such term in Section 2.1(a)(i).
     “Demand Registration” has the meaning ascribed to such term in Section 2.1(a)(i).
     “Demand Registration Request” has the meaning ascribed to such term in Section 2.1(a)(i).

     “EMC” has the meaning ascribed to such term in the Recitals to this Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.
     “Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Section 2, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the New York Stock Exchange or on any other securities market on which the Common Stock is listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the fees and disbursements of counsel for the Providence Parties and counsel for the GSCP Parties, (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter, (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities and (xi) expenses for securities law liability insurance and, if any, rating agency fees.
     “GSCP” has the meaning ascribed, to such term in the Preamble to this Agreement.
     “GSCP Germany” has the meaning ascribed to such term in the Preamble to this Agreement.
     “GSCP Institutional” has the meaning ascribed to such term in the Preamble to this Agreement.
     “GSCP Offshore” has the meaning ascribed to such term in the Preamble to this Agreement.
     “GSCP Parties” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Holder” or “Holders” means any Person who is a signatory to this Agreement or any transferee of Registrable Securities to whom any Person who is a signatory to this Agreement shall assign or transfer any rights hereunder, provided that such transferee has agreed in writing to be bound by this Agreement in respect of such Registrable Securities.
     “Initiating Holders” has the meaning ascribed to such term in Section 2.1(a)(i).
     “IPO” means the initial bona fide underwritten public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.
     “Litigation” means any action, proceeding or investigation in any court or before any governmental authority.

     “Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 hereto.
     “Manager” has the meaning ascribed to such term in Section 2.1(c).
     “Merger” has the meaning ascribed to such term in the Recitals to this Agreement.
     “Merger Agreement” has the meaning ascribed to such term in the Recitals to this Agreement.
     “Merger Co” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Merger Co Common Stock” has the meaning ascribed to such term in the Recitals to this Agreement.
     “NASD” means the National Association of Securities Dealers, Inc.
     “Participating Holders” has the meaning ascribed to such term in Section 2.1(a)(ii).
     “Partner Distribution” has the meaning ascribed to such term in Section 2.1(a)(iii).
     “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.
     “Piggyback Shares” has the meaning ascribed to such term in Section 2.3(a)(iii).
     “Postponement Period” has the meaning ascribed to such term in Section 2.1(b).
     “Providence” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Providence-A” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Providence-IV” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Providence Operating-IV” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Providence Parties” has the meaning ascribed to such term in the Preamble to this Agreement.
     “Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of NASD Conduct Rule 2720.
     “Registrable Securities” means (a) any shares of Common Stock held by the Holders at any time (including those held as a result of, or issuable upon, the conversion or exercise of

Common Stock Equivalents), (b) any shares of Common Stock issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange, consolidation or other reorganization and (c) any securities issued in replacement of or exchange for any securities described in clause (a) or (b) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold (other than in a privately negotiated sale) in compliance with the requirements of Rule 144 under the Securities Act, as such Rule 144 May be amended (or any successor provision thereto).
     “Rule 144” and “Rule 144A” have the meaning given in Section 4.2.
     “SEC” means the Securities and Exchange Commission or such other federal agency which at such time administers the Securities Act.
     “Section 2.3(a) Sale Number” has the meaning ascribed to such term in Section 2.3(a).
     “Section 2.3(b) Sale Number” has the meaning ascribed to such term in Section 2.3(b).
     “Section 2.3(c) Sale Number” has the meaning ascribed to such term in Section 2.3(c).
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.
     “Shareholders’ Agreement” has the meaning ascribed to such term in the Recitals to this Agreement.
     “Shelf Registrable Securities” has the meaning ascribed to such term in Section 2.1(e).
     “Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(e).
     “Shelf Underwriting” has the meaning ascribed to such term in Section 2.1(e).
     “Shelf Underwriting Notice” has the meaning ascribed to such term in Section 2.1(e).
     “Shelf Underwriting Request” has the meaning ascribed to such term in Section 2.1(e).
     “Subscription Agreement” has the meaning ascribed to such term in the Recitals to this Agreement.
     “Surviving Corporation” has the meaning ascribed to such term in the Recitals to this Agreement.
     “Valid Business Reason” has the meaning ascribed to such term in Section 2.1(b).
     “WKSI” has the meaning ascribed to such term in Section 2.4.

     Section 2. Registration Rights.
     2.1 Demand Registrations.
          (a) (i) Subject to Sections 2.1(b) and 2.3, at any time and from time to time after one hundred eighty (180) days following an IPO, each of the GSCP Parties and the Providence Parties shall have the right to require the Company to file registration statements under the Securities Act covering all or any part of its and its Affiliates’ Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. Any such request by any Holder pursuant to this Section 2.1(a)(i) is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration” (with respect to any Demand Registration, the Holder(s) making such demand for registration being referred to as the “Initiating Holders”). Any Demand Registration Request may request that the Company register Registrable Securities on an appropriate form, including a shelf registration statement, and, if the Company is a well-known seasoned issuer, an automatic shelf registration statement. As promptly as practicable, but no later than five (5) Business Days after receipt of a Demand Registration Request, the Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request to all Holders of record of Registrable Securities.
               (ii) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration (together with the Initiating Holders, the “Participating Holders”) (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within twenty (20) days after the receipt of the Demand Exercise Notice (or ten (10) days at the request of the Initiating Holders, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3 or other form that might be available to the Company).
               (iii) The Company shall, as expeditiously as possible (and in any event within forty-five (45) days after the receipt of a Demand Registration Request), but subject to Section 2.1(b), use its reasonable best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, including a distribution to, and resale by, the members or partners of a Holder (a “Partner Distribution”) and (y) if requested by the Initiating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.
               (iv) Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any GSCP Party or Providence Party seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder, to effect such Partner Distribution.
          (b) Notwithstanding anything to the contrary in Section 2.1(a), the Demand Registration rights granted in Section 2.1(a) are subject to the following limitations: (i) the Company shall not be required to effect (x) more than three (3) Demand Registrations at the request of the GSCP Parties nor more than one (1) Demand Registration at the request of the GSCP Parties in any twelve month period and (y) more than three (3) Demand Registrations at the request of the Providence Parties nor more than one (1) Demand Registration at the request of the Providence Parties in any twelve month period; (ii) each registration in respect of a Demand Registration Request made by any Holder must include, in the aggregate (based on the Common Stock included in such registration by all Holders participating in such registration), shares of Common Stock having an aggregate market value of at least $15 million; and (iii) if the Board, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Company or any of its subsidiaries (a “Valid Business Reason”), (x) the Company may postpone filing a registration statement relating to a Demand Registration Request until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than three (3) months after the date the Board determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may, to the extent determined in the good faith judgment of the Board to be reasonably necessary to avoid interference with any of the transactions described above, cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than three (3) months after the date the Board determines a Valid Business Reason exists (such period of postponement or withdrawal under this clause (iii), the “Postponement Period”). The Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, the Company shall not be permitted to postpone or withdraw a registration statement after the expiration of any Postponement Period until nine (9) months after the expiration of such Postponement Period.
          If the Company shall give any notice of postponement or withdrawal of any registration statement pursuant to clause (iii) above, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw, terminate or postpone amending or supplementing any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn or terminated registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, not later than five (5) Business Days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three (3) months after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (iii) of Section 2.1(b) above.
          (c) In connection with any Demand Registration, the Initiating Holders shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with any underwritten offering pursuant to such registration and each other managing underwriter for any such underwritten offering, provided that in each case, each such underwriter is reasonably satisfactory to the Company.
          (d) The obligation to effect a Demand Registration as described in this Section 2.1 shall be deemed satisfied only when a registration statement covering the applicable Registrable Securities shall have become effective (unless, after effectiveness, the registration statement becomes subject to any stop order, injunction or other order of the SEC or other governmental agency) and, if the method of disposition is a firm commitment underwritten public offering, all such Registrable Securities have been sold pursuant thereto.
          (e) In the event that the Company files a shelf registration statement under Rule 415 of the Securities Act pursuant to a Demand Registration Request and such registration becomes effective (such registration statement, a “Shelf Registration Statement”), the Initiating Holders with respect to such Demand Registration Request shall have the right at any time or from time to time to elect to sell pursuant to an underwritten offering Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect and only if the method of distribution set forth in the shelf registration allows for sales pursuant to an underwritten offering. The Initiating Holders shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such underwritten offering to the Company specifying the number of Shelf Registrable Securities that the Initiating Holders desire to sell pursuant to such underwritten offering (the “Shelf Underwriting”). As promptly as practicable, but no later than five (5) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to all Holders of record of Shelf Registrable Securities. The Company, subject to Sections 2.3 and 2.6, shall include in such Shelf Underwriting (x) the Registrable Securities of the Initiating Holders

and (y) the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within ten (10) days after the receipt of the Shelf Underwriting Notice. The Company shall, as expeditiously as possible (and in any event within twenty (20) days after the receipt of a Shelf Underwriting Request), but subject to Section 2.1(b), use its reasonable best efforts to effect such Shelf Underwriting. The Company shall, at the request of any Initiating Holder, file any prospectus supplement or, if the applicable Shelf Registration Statement is an automatic shelf registration statement (as defined in Section 2.4), any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Initiating Holders to effect such Shelf Underwriting. Notwithstanding anything to the contrary in Section 2.1(e), each Shelf Underwriting must include, in the aggregate (based on the Common Stock included in such Shelf Underwriting by all Holders participating in such Shelf Underwriting), shares of Common Stock having an aggregate market value of at least $15 million.
     2.2 Piggyback Registrations.
          (a) If at any time the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to a Demand Registration in accordance with Section 2.1 hereof or registrations on Form S-4 or Form S-8 or any similar successor forms thereto), the Company shall give prompt written notice at least thirty (30) days prior to the filing of any registration statement under the Securities Act (and in any event within five (5) Business Days after receipt of notice of any exercise of demand registration rights by any Person) of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any such Holder, made within twenty (20) days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(c), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto pursuant to a Form 8-K. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof
          (b) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person (including any Demand Registration pursuant to Section 2.1 hereof), (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that, with respect to any underwritten offering, such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Holders of a majority of the Registrable Securities in connection with any underwritten offering being effected pursuant to such registration.
          (c) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the ease of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.
          (d) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.
          (e) Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder (including to effect a Partner Distribution), file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder (including to effect such Partner Distribution).
     2.3 Allocation of Securities Included in Registration Statement.
          (a) If any requested registration made pursuant to Section 2.1 involves an underwritten offering and the Manager of such offering shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Initiating Holders, the Company shall include in such underwritten offering:
               (i) first, all Registrable Securities requested to be included in such underwritten offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities

(not to exceed the Section 2.3(a) Sale Number) to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering, based on the aggregate number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion;
               (ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register, up to the Section 2.3(a) Sale Number; and
               (iii) third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining securities to be included in such underwritten offering, up to the Section 2.3(a) Sale Number, shall be allocated among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”) in any manner agreed by such Persons.
          (b) If any registration made pursuant to Section 2.2 involves an underwritten primary offering on behalf of the Company after the date hereof and the Manager (as selected by the Company) shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:
               (i) first, all equity securities that the Company proposes to register for its own account;
               (ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number; and
               (iii) third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining securities to be included in such underwritten offering, up to the Section 2.3(b) Sale Number, shall be allocated among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights in any manner agreed by such Persons.

          (c) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially requested by any Person(s) other than a Holder to whom the Company has granted registration rights which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement and the Manager (as selected by the Company or such other Person) shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:
               (i) first, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Holders and Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and
               (ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such underwritten offering, up to the Section 2.3(c) Sale Number, shall be allocated among the Company and all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights in any manner agreed by such Persons.
          (d) If, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in an underwritten offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in the registration to which such underwritten offering relates or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.
     2.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement (or use best efforts or reasonable best efforts to accomplish the same), the Company shall, as expeditiously as possible (but, in any event, within forty-five (45) days after the receipt of a Demand Registration Request, if applicable):
          (a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof (including, without limitation, a Partner Distribution), which registration form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to counsel for the Holders participating in the planned offering (selected by the Majority Participating Holders) and to counsel for the Manager, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object);
          (b) (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) provide notice to such sellers of Registrable Securities and the Manager, if any, of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;
          (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);
          (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;
          (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading, and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;
          (f) comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
          (g) (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a Nasdaq National Market “national market system security” within the meaning of Rule 11 Aa2-1 of the Exchange Act or, failing that, secure Nasdaq National Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with the NASD, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;
          (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
          (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities participating in such offering or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);
          (j) use its reasonable best efforts (i) to obtain an opinion from the Company’s counsel and a “cold comfort” letter and updates thereof from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters (including, in the case of such “cold comfort” letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinion and letter shall be dated the dates such opinions and “cold comfort” letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and to the Holders owning a majority in interest of the Registrable Securities being registered in such offering, and (ii) furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;
          (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
          (l) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as possible;
          (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;
          (n) use its reasonable best efforts to make available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;
          (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial fling of such registration statement), and prior to the filing or use of any free writing prospectus, provide copies of such document to counsel for the selling Holders of Registrable Securities and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the selling Holders prior to the filing thereof as counsel for such selling Holders or underwriters may reasonably request;
          (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any, summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;
          (q) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two (2) Business Days prior to any sale of

Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least two (2) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;
          (r) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable;
          (s) use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities;
          (t) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;
          (u) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
          (v) in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.
          To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Company shall use its commercially reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three (3) years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.
          If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.
          The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.
          Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.
          If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.
          To the extent that any of the GSCP Parties is deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that (1) the indemnification and contribution provisions contained in Section 2.9 shall be applicable to the benefit of the GSCP Parties in their role as deemed underwriter in addition to their capacity as Holder and (2) the GSCP Parties shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters.
     2.5 Registration Expenses.
          (a) The Company shall pay all Expenses with respect to any registration of Registrable Securities pursuant to Section 2, whether or not a registration statement becomes effective.
          (b) Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with state “blue sky” laws of each state in which the offering is made and (y) in connection with any underwritten offering hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder.
     2.6 Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 involving an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such underwritten offering shall be subject to such underwriting agreement and no Person may participate in such underwritten offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.
     2.7 Limitations on Sale or Distribution of Other Securities.
          (a) Each Holder agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any underwritten public offering pursuant to a registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed ninety (90) days or such shorter period as the Company or any executive officer or director of the Company shall agree to (180 days in the case of the Company’s initial public equity offering) (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to such managing underwriter) or Form S-8, or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), to use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree), and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account in which one or more Holders is selling Common Stock pursuant to the exercise of piggyback rights under Section 2.2 hereof, it will not sell any Common Stock (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed ninety (90) days or such shorter period as the Company or any executive officer or director of the Company shall agree to (180 days in the case of the Company’s initial public equity offering).
          (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose o any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of ninety (90) days shall have elapsed from the effective date of such previous registration (180 days in the case of the Company’s initial public equity offering); and the Company shall (i) so provide in any registration rights agreements hereafter entered into with respect to any of its securities and (ii) use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering to so agree.
     2.8 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.
     2.9 Indemnification.
          (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Section 2, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members or general and limited partners thereof), each other Person who participates as a seller (and its directors; officers, fiduciaries, employees, stockholders, members or general and limited partners), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliate, consultant, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter or Q11alified Independent Underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.
          (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein, and each such Holder, underwriter or Qualified Independent Underwriter, if any, shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim. The Company and each Holder of Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company by or on behalf of any Holder for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the number of Registrable Securities held by such Holder and its Affiliates and (ii) the name and address of such Holder. If any additional information about such Holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.
          (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.
          (d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (e) If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).
          (f) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.
          (g) The indemnification and contribution required by this Section 2.9 shall be made -by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.
     Section 3. Underwritten Offerings.
     3.1 Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be satisfactory in form and substance to the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Each such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.
     3.2 Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Each such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.
     Section 4. General.
     4.1 Adjustments Affecting Registrable Securities. The Company agrees that it still not effect or permit to occur any combination or subdivision of shares of Common Stock which would adversely affect the ability of any Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares of Common Stock if in the reasonable judgment of (a) the Majority Participating Holders or (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities. Subject to the Shareholders’ Agreement (if in effect at the time), each Holder agrees to vote all of its shares of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Company’s articles of incorporation in order to increase the number of authorized shares of capital stock of the Company. In any event, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company, any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) or any subsidiary of the Company which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.
     4.2 Rule 144 and Rule 144A. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or Common Stock Equivalents, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144, (B) Rule 144A or (C) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the

Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
     4.3 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company sha11 have received assurances reasonably satisfactory to it of such beneficial ownership.
     4.4 Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless such modification, amendment or waiver is approved in writing by the Company and the Holders holding a majority of the Registrable Securities held by all Holders; provided that the written consent of the Company, the GSCP Parties and the Providence Parties shall be sufficient in order to effect a modification, amendment or waiver of any provision of this Agreement which (i) affects only the rights of the Company or the GSCP Parties and the Providence Parties or (ii) does not adversely affect the rights of any party hereto other than the GSCP Parties or the Providence Parties. Notwithstanding the foregoing, no modification, amendment or waiver shall be made or granted in a manner that materially and adversely affects a Holder’s rights hereunder without the approval of such Holder, unless such modification, amendment or waiver adversely affects all Holders in the same manner proportionate to their respective holdings of Registrable Securities. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or of any other or future exercise of any such right, power or privilege.
     4.5 Notices. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below and to any other recipient at the address indicated on Schedule 4.5 hereto or at such other address as may hereafter be designated in writing by such party to the other parties:
(i) if to the Company, to:
Education Management Corporation
210 Sixth Avenue
Pittsburgh, Pennsylvania 15222
Telephone:   (412) 562-0900
Telecopy:     (412) 562-0598
Attention:     John R. McKernan, Jr.
with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Telephone:   (212) 455-2000
Telecopy:     (212) 455-2502
Attention:     Gary I. Horowitz, Esq.
(ii) if to the GSCP Parties, to:
Goldman Sachs Capital Partners
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Telephone:   (212) 902-0353
Telecopy:     (212) 357-5505
Attention:     John Bowman
with a copy to:
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Telephone:   (212) 859-8000
Telecopy:   (212) 859-4000
Attention:   Robert C. Schwenkel, Esq.
          Philip Richter, Esq.
(iii) if to the Providence Parties, to:
Providence Equity Partners
50 Kennedy Plaza, 18th Floor
Providence, Rhode Island 02903
Telephone:   (401) 751-1700
Telecopy:     (401) 751-1790
Attention:     Paul J. Salem
with a copy to:
Weil, Gotshal & Manges LLP
50 Kennedy Plaza
Providence, Rhode Island 02903
Telephone:   (401) 278-4700
Telecopy:     (401) 278-4701
Attention:     David K. Duffell, Esq.
     All such notices, requests, consents and other communications shall be deemed to have been given when received.

     4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. This Agreement may not be assigned by the Company, without the prior written consent of the GSCP Parties and the Providence Parties. Any Holder may, at its election, at any time or from time to time, assign its rights under this Agreement, in whole or in part, to any person who acquires Registrable Securities held by it. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement.
     4.7 Entire Agreement. This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.
     4.8 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.
     4.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All Section references are to this Agreement unless otherwise expressly provided.
     4.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
     4.11 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
     4.12 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
     4.13 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
     4.14 No Inconsistent Agreements. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, the Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof or provides terms and conditions which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the Holders. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the Holders, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Holders of Registrable Securities so that the Holders shall each be entitled to the benefit of any such more favorable or less restrictive terms or conditions.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

EM ACQUISITION CORPORATION
By:	/s/ Paul J. Salem
Name:
Title:

GS CAPITAL PARTNERS V FUND, L.P.
By:	GSCP V Advisors, L.L.C.,
its general partner

By:	/s/ Adrian Jones
Name:
Title:

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.
By:	GSCP V Offshore Advisors, L.L.C.,
its general partner

By:	/s/ Adrian Jones
Name:
Title:

GS CAPITAL PARTNERS V GmbH & Co. KG
By:	GS Advisors V, L.L.C.,
its managing limited partner

By:	/s/ Adrian Jones
Name:
Title:

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.
By:	GS Advisors V, L.L.C.,
its general partner

By:	/s/ Adrian Jones
Name:
Title:

[Signature Page to Registration Rights Agreement]

PROVIDENCE EQUITY PARTNERS IV L.P.
By:	Povidence Equity GP IV LP,
its general partner

By:	Providence Equity Partners IV L.L.C.,
its general partner

By:	/s/ Paul J. Salem
Name:
Title:

PROVIDENCE EQUITY PARTNERS V-A L.P.
By:	Providence Equity GP V L.P.,
its general partner

By:	Providence Equity Partners V LLC,
its general partner

By:	/s/ Paul J. Salem
Name:
Title:

[Signature Page to Registration Rights Agreement]

PROVIDENCE EQUITY PARTNERS IV L.P.
By:	Providence Equity GP IV LP,
its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By:	/s/ Paul J. Salem
Name:
Title:

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.
By:	Providence Equity GP IV LP,
its general partner

By:	Providence Equity Partners IV L.L.C.,
its general partner

By:	/s/ Paul J. Salem
Name:
Title:
[Signature Page to Registration Rights Agreement]

GS PRIVATE EQUITY PARTNERS 2000, L.P.
By:	GS PEP 2000 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:	/s/ [Illegible]
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 OFFSHORE HOLDINGS, L.P.
By:	GS PEP 2000 Offshore Holdings Advisors,
Inc., its general partner

By:	/s/ [Illegible]
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 — DIRECT INVESTMENT FUND, L.P.
By:	GS PEP 2000 Direct Investment Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C. its Managing Member

By:	/s/ [Illegible]
Name:
Title:

[Signature Page to Registration Rights Agreement]

GS PRIVATE EQUITY PARTNERS 2002, L.P.

By:	GS PEP 2002 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:	/s/ [Illegible] Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002
OFFSHORE HOLDINGS, L.P.

By:	GS PEP 2002 Offshore Holdings Advisors,
Inc., its general partner

By:	GS PEP Gen-Par, L.L.C.,
its director

By:	/s/ [Illegible] Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002 –
DIRECT INVESTMENT FUND, L.P.

By:	GS PEP 2002 Direct Investment Advisors,
L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C.
its Managing Member

By:	/s/ [Illegible] Name:
Title:
[Signature Page to Registration Rights Agreement]

GS PRIVATE EQUITY PARTNERS 2002
EMPLOYEE FUND, L.P.

By:	GS PEP 2002 Employee Funds GP, L.L.C.,
its general partner

By:	/s/ [Illegible] Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY
PARTNERS 2004, L.P.

By:	Goldman Sachs PEP 2004 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:	/s/ [Illegible] Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY
PARTNERS 2004 OFFSHORE HOLDINGS, L.P.

By:	Goldman Sachs PEP 2004 Offshore
Holdings Advisors, Inc., its general partner

By:	/s/ [Illegible] Name:
Title:
[Signature Page to Registration Rights Agreement]

GOLDMAN SACHS PRIVATE EQUITY
PARTNERS 2004 – DIRECT INVESTMENT
FUND, L.P.

By:	Goldman Sachs PEP 2004 Direct Investment
Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:	/s/ [Illegible] Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY
PARTNERS 2004 EMPLOYEE FUND, L.P.

By:	Goldman Sachs PEP 2004 Employee Funds
GP, L.L.C., its general partner

By:	/s/ [Illegible] Name:
Title:

MULTI-STRATEGY HOLDINGS, L.P.

By:	Multi-Strategy Holdings Offshore Advisors,
Inc., its general partner

By:	/s/ [Illegible] Name:
Title:

GOLDMAN SACHS EDMC INVESTORS, L.P.

By:	GS EDMC Advisors, L.L.C.,
its general partner

By:	/s/ [Illegible] Name:
Title:
[Signature Page to Registration Rights Agreement]

FISHER LYNCH CO-INVESTMENT
PARTNERSHIP, L.P.

By:	Fisher Lynch GP, L.P.,
its general partner

By:	FLC G.P., Inc.,
its general partner

By:	/s/ Leon Kuan Name: Leon Kuan
Title: Authorized Officer

ONTARIO TEACHERS’ PENSION PLAN BOARD

By:	/s/ Michele Buchignani Name: Michele Buchignani
Title: Portfolio Manager

GENERAL ELECTRIC PENSION TRUST

By:	GE Asset Management Incorporated,
its Investment Manager

By:	/s/ Andreas T. Hildebrand Name: Andreas T. Hildebrand
Title: Vice President

CGI PRIVATE EQUITY LP, LLC

By:	/s/ Todd E. Benson Name: Todd E. Benson
Title: Attorney-In-Fact
[Signature Page to Registration Rights Agreement]

CREDIT SUISSE/CFIG EMDC SPV, LLC

By:	DLJ MB Advisors, Inc.,
its Sole Member

By:	/s/ Larissa Herczeg Name: Larissa Herczeg
Title: Vice President

ALPINVEST PARTNERS CS INVESTMENTS
2006, represented by ALPINVEST PARTNERS
2006 B.V., its general partner, represented by its
managing director ALPINVEST PARTNERS N.V.

By:	/s/ Patrick de van der Schueren Name: Patrick de van der Schueren
Title: Head of Legal Affairs

By:	/s/ J.P. de Klerk
Name: J.P. de Klerk
Title: Managing Partner, CFOO

ALPINVEST PARTNERS LATER STAGE CO-
INVESTMENTS CUSTODIAN IIA B.V., (as
custodian for ALPINVEST PARTNERS LATER
STAGE CO-INVESTMENTS IIA C.V.),
represented by its managing director ALPINVEST
PARTNERS N.V.

By:	/s/ Patrick de van der Schueren
Name: Patrick de van der Schueren
Title: Head of Legal Affairs

By:	/s/ J.P. de Klerk
Name: J.P. de Klerk
Title: Managing Partner, CFOO
[Signature Page to Registration Rights Agreement]

Schedule 4.5
Notices
Name and Address for Notices

GS Private Equity Partners 2000, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2000 Offshore Holdings, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2000 — Direct Investment Fund, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2002, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2002 Offshore Holdings, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President

Schedule 4.5 - 1

Name and Address for Notices

Counsel

GS Private Equity Partners 2002 — Direct Investment Fund, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2002 Employee Fund, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2004, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2004 Offshore Holdings, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

GS Private Equity Partners 2004 — Direct Investment Fund, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

Schedule 4.5 - 2

Name and Address for Notices

GS Private Equity Partners 2004 Employee Fund, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

Multi-Strategy Holdings, L.P.		with a copy to:
Goldman, Sachs & Co.		Goldman, Sachs & Co.
One New York Plaza, 37th Floor		32 Old Slip, 9th Floor
New York, New York 10004		New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press	Attention:	Jennifer Barbetta
	Vice President & Assistant General		Vice President
Counsel

Goldman Sachs EDMC Investors, L.P.
Goldman, Sachs & Co.
One New York Plaza, 37th Floor
New York, New York 10004
Telephone:	(212) 357-3448
Telecopy:	(212) 428-4677
Attention:	Brandon T. Press
Vice President & Assistant General
Counsel

Fisher Lynch Co-Investment Partnership, L.P.		with a copy to:
Fisher Lynch Capital		Proskauer Rose LLP
2929 Campus Drive, Suite 410		One International Place
San Mateo, California 94403		Boston, Massachusetts 02110-2600
Telephone:	(650) 233-8016	Telephone:	(617) 526-9754
Telecopy:	(650) 240-0277	Telecopy:	(617) 526-9899
Attention:	Leon Kuan	Attention:	Howard J. Beber, Esq.

Ontario Teachers’ Pension Plan Board		with a copy to:
5650 Yonge Street		Goodwin Procter LLP
Toronto, Ontario		53 State Street
Canada M2M 4H5		Boston, Massachusetts 02109
Telephone:	(416) 730-5321	Telephone:	(617) 570-1304
Telecopy:	(416) 730-3771	Telecopy:	(617) 523-1231
Attention:	Michael Padfield, Senior Legal	Attention:	Kathy A. Fields, Esq.
Counsel — Investments
Lee Sienna, Vice President — Private
Capital

General Electric Pension Trust		with a copy to:
c/o GE Asset Management Incorporated		Dewey Ballantine LLP
3001 Summer Street, P.O. Box 7900		1301 Avenue of the Americas
Stamford, Connecticut 06904-7900		New York, New York 10019-6092
Telephone:	(203) 326-2306	Telephone:	(212) 259-6570

Schedule 4.5 - 3

Name and Address for Notices

Telecopy:	(203) 326-4073	Telecopy:	(212) 259-6333
Attention:	Daniel L. Furman	Attention:	Linda E. Ransom

CGI Private Equity LP, LLC		with a copy to:
c/o Citigroup Private Equity		Citigroup Private Equity
388 Greenwich Street, 32nd Floor		731 Lexington Avenue, 23rd Floor
New York, New York 10013		New York, New York 10022
Telephone:	(212) 816-2151	Telephone:	(212) 559-7885
Telecopy:	(212) 816-0221	Telecopy:	(646) 291-3063
Attention:	Todd Benson	Attention:	Ranesh Ramanathan, Esq.

Credit Suisse/CFIG EMDC SPV, LLC
Credit Suisse
11 Madison Avenue, 16th Floor
New York, New York 10010
Telephone:	(212) 538-3423
Telecopy:	(212) 538-0424
Attention:	Nadim Barakat

AlpInvest Partners CS Investments 2006 C.V.		with a copy to:
c/o AlpInvest Partners N.V.		AlpInvest Partners Inc.
Jachthavenweg 118		630 Fifth Avenue, 28th Floor
1081 KJ Amsterdam		New York, New York 10011
The Netherlands		Telephone: (212) 332-6240
Telephone:	+31 20 540 7575	Telecopy:	(212) 332-6241
Telecopy:	+31 20 540 7500	Attention:	Iain Leigh
Attention:	Patrick de van der Schueren

Ropes & Gray LLP
45 Rockefeller Plaza
New York, New York 10111
		Telephone:	(212) 841-0600
		Telecopy:	(212) 841-5725
		Attention:	Daniel C. Kolb, Esq.

AlpInvest Partners Later Stage Co-Investments		with a copy to:
Custodian IIA B.V. (as custodian for AlpInvest		AlpInvest Partners Inc.
Partners Later Stage Co-Investments IIA C.V.)		630 Fifth Avenue, 28th Floor
c/o AlpInvest Partners N.V.		New York, New York 10011
Jachthavenweg 118		Telephone:	(212) 332-6240
1081 KJ Amsterdam		Telecopy:	(212) 332-6241
The Netherlands		Attention:	Iain Leigh
Telephone:	+31 20 540 7575
Telecopy:	+31 20 540 7500
Attention:	Patrick de van der Schueren

Ropes & Gray LLP
45 Rockefeller Plaza
New York, New York 10111
		Telephone:	(212) 841-0600
		Telecopy:	(212) 841-5725
		Attention:	Daniel C. Kolb, Esq.

Schedule 4.5 - 4